SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

4 World Financial Center, New York, New York 10080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122639) filed by Merrill Lynch & Co., Inc. (the “Company”) with the Securities and Exchange Commission covering (i) Senior Debt Securities issuable under an indenture, dated as of April 1, 1983, as amended and restated through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (the “Indenture”) and (ii) Warrants issuable under the Warrant Agreement dated as of March 14, 2005, between the Company and JPMorgan Chase Bank, N.A., as Warrant Agent (the “Warrant Agreement”). The Company has issued (i) Cdn. $3,014,200 of its Global Equity Performance Weighted Notes, Series 3 due March 14, 2012 (the “Notes”), under the Indenture and (ii) and Cdn. $3,011,200 of its Global Equity Performance Weighted Warrants, Series 3 exercisable March 14, 2012 (the “Warrants”), under the Warrant Agreement. The exhibits consist of the form of Agency Agreement, form of Note, form of Warrant Agreement (including a form of Warrant) and an opinion of counsel relating thereto.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(1)	Underwriting Agreement.

Agency Agreement, dated March 10, 2005, among Merrill Lynch & Co., Inc., Merrill Lynch Canada Inc. and Canaccord Capital Corporation.

(4)	Instruments defining the rights of security holders, including indentures.

(a) Form of Merrill Lynch & Co., Inc.’s Global Equity Performance Weighted Notes, Series 3 due March 14, 2012.

(b) Form of Warrant Agreement, dated as of March 14, 2005, including a form of Merrill Lynch & Co., Inc.’s Global Equity Performance Weighted Warrants, Series 3 exercisable March 14, 2012.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to (i) the Global Equity Performance Weighted Notes, Series 3 due March 14, 2012 and (ii) the Global Equity Performance Weighted Warrants, Series 3 exercisable March 14, 2012 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes and Warrants).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/S/ JOHN LAWS
John Laws
Assistant Treasurer

Date: March 14, 2005

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED MARCH 14, 2005

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

(1)	Underwriting Agreement.

Agency Agreement, dated March 10, 2005, among Merrill Lynch & Co., Inc., Merrill Lynch Canada Inc. and Canaccord Capital Corporation.

(4)	Instruments defining the rights of security holders, including indentures.

(a) Form of Merrill Lynch & Co., Inc.’s Global Equity Performance Weighted Notes, Series 3 due March 14, 2012.

(b) Form of Warrant Agreement, dated as of March 14, 2005, including a form of Merrill Lynch & Co., Inc.’s the Global Equity Performance Weighted Warrants, Series 3 exercisable March 14, 2012.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to (i) the Global Equity Performance Weighted Notes, Series 3 due March 14, 2012 and (ii) the Global Equity Performance Weighted Warrants, Series 3 exercisable March 14, 2012 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes and Warrants).